EXHIBIT 32.2

WRITTEN STATEMENT OF PRINCIPAL FINANCIAL OFFICER

FURNISHED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002 (18 USC. SECTION 1350)

AND FOR THE PURPOSE OF COMPLYING WITH RULE 13a-14(b)

OF THE SECURITIES EXCHANGE ACT OF 1934.

August 7, 2014

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Tronox Limited (the “Registrant”) hereby certifies that to the best of her knowledge the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Katherine C. Harper
Katherine C. Harper Senior Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.